UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

June 14, 2017 (June 12, 2017)

Date of Report (Date of earliest event reported)

FIRST INDUSTRIAL REALTY TRUST, INC.

FIRST INDUSTRIAL, L.P.

(Exact name of registrant as specified in its charter)

First Industrial Realty Trust, Inc.:

Maryland	1-13102	36-3935116
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

First Industrial, L.P.:

Delaware	333-21873	36-3924586
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

311 S. Wacker Drive, Suite 3900

Chicago, Illinois 60606

(Address of principal executive offices, zip code)

(312) 344-4300

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01 Other Events.

On June 12, 2017, First Industrial Realty Trust, Inc., a Maryland corporation (the “Company”) and First Industrial, L.P. (the “Operating Partnership”) entered into an Underwriting Agreement (the “Underwriting Agreement”) with UBS Securities LLC (the “Underwriter”), providing for the offer and sale in a firm commitment underwritten public offering of 2,560,000 of common stock of the Company, $0.01 par value per share, at a variable price to the public. Subject to customary closing conditions, the Underwriter expects to deliver the shares to the purchasers on or about June 16, 2017. The Company expects to receive net proceeds from this offering of approximately $74.7 million after deducting underwriting discounts and commissions, and estimated transaction expenses of approximately $0.2 million. The shares are being offered and sold pursuant to a prospectus supplement, dated June 12, 2017, under the Company’s Registration Statement on Form S-3 dated March 14, 2017 (File No. 333-216685).

The foregoing description of the Underwriting Agreement is qualified in its entirety by reference to the Underwriting Agreement, a copy of which is filed as Exhibit 1.1 to this Form 8-K and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed herewith:

Exhibit No.	Description

1.1	Underwriting Agreement, dated June 12, 2017, among First Industrial Realty Trust, Inc., First Industrial, L.P. and UBS Securities LLC.

5.1	Opinion of McGuireWoods LLP, counsel to the Company, as to the legality of the securities being registered.

8.1	Opinion of Barack Ferrazzano Kirschbaum & Nagelberg LLP, counsel to the Company, as to certain tax matters.

23.1	Consent of McGuireWoods LLP (included in Exhibit 5.1 hereto).

23.2	Consent of Barack Ferrazzano Kirschbaum & Nagelberg LLP (included in Exhibit 8.1 hereto).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST INDUSTRIAL REALTY TRUST, INC.

By:	/s/ Daniel J. Hemmer
Name: Daniel J. Hemmer
Title: General Counsel

FIRST INDUSTRIAL, L.P.

By:	First Industrial Realty Trust, Inc., its general partner

By:	/s/ Daniel J. Hemmer
Name: Daniel J. Hemmer
Title: General Counsel

Date: June 14, 2017